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                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                                   TERM NOTE

         This FIRST AMENDMENT TO TERM NOTE (this "Amendment"), dated March 26, 2001, is made and entered into by and between NetRadio Corporation, a Minnesota corporation (the "Borrower") and Navarre Corporation, a Minnesota corporation (the "Lender").

         WHEREAS, on October 14, 1999, the Borrower issued a Term Note to
Lender in the principal sum of Nine Million Five Hundred Ninety-Six Thousand Eight Hundred Twenty-Seven and 00/100 Dollars ($9,596,827.00) (the "Term Note").

         WHEREAS, Lender has agreed to forgive the repayment of Five Million Five Hundred Thousand and 00/100 Dollars ($5,500,000) of the principal amount of the Term Note in exchange for the Borrower's prepayment of One Million Dollars ($1,000,000) of the principal amount of the Term Note concurrently herewith.

         WHEREAS, the Borrower is prepared to make a prepayment of the principal amount of the Term Note in the amount of One Million Dollars ($1,000,000) to the Lender concurrently herewith.

         WHEREAS, the parties hereto desire to amend the Term Note in order to reflect the foregoing in accordance with the terms and conditions hereof.

         NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment. As of the date hereof, the phrase "the principal sum of NINE MILLION FIVE HUNDRED NINETY-SIX THOUSAND EIGHT HUNDRED TWENTY-SEVEN AND 00/100 DOLLARS ($9,596,827.00)" set forth in Section 1 of the Term Note shall be amended and restated to read "the principal sum of THREE MILLION NINETY-SIX THOUSAND EIGHT HUNDRED TWENTY-SEVEN AND 00/100 DOLLARS ($3,096,827.00)." From and after the date hereof, all references in the Term Note, for purposes of interest calculation and all other purposes, to the "principal balance" shall be deemed to mean the amended and restated principal amount of the Term Note under this Amendment.

         2. Affirmation of Term Note, Further References. Lender and Borrower each acknowledge and affirm that the Term Note, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Term Note, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Term Note are hereby amended and shall refer to the Term Note as amended by this Amendment.

         3. Governing Law. The internal law, without regard to conflicts of laws principles, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this Amendment.



                                                    First Amendment to Term Note
                                                                  Execution Copy

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         4.  Counterparts.  This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

         5. Defined Terms. Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Term Note.

         6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.



                                                    First Amendment to Term Note
                                                                  Execution Copy
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                          NETRADIO CORPORATION

                                          By /s/ Michael P. Wise
                                             ----------------------------
                                             Name:  Michael P. Wise
                                             Title: CFO


                                          NAVARRE CORPORATION

                                          By /s/ Eric H. Paulson
                                             ----------------------------
                                             Name:  Eric H. Paulson
                                             Title: President



                                                    First Amendment to Term Note
                                                                  Execution Copy